SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2008

Multi-Color Corporation

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E Business Way, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Item 5.02 (b)

On August 18, 2008, Multi-Color Corporation (NASDAQ: LABL) (“the Company”) announced the departure of Donald E. Kneir, President—North American Business Unit. See Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 5.02 (e)

On August 14, 2008, the Board of Directors of the Company approved the Executive Incentive Compensation Plan for fiscal year 2009 (the “Plan”). The following executive officers are eligible to participate in the Plan: (i) Francis D. Gerace, President and Chief Executive Officer; (ii) Dawn H. Bertsche, Senior Vice President, Chief Financial Officer and Secretary; (iii) Nigel A. Vinecombe, President—International Business Unit; and (iv) James H. Reynolds, Vice President, Corporate Controller and Chief Accounting Officer.

The Plan provides for the following bonus ranges: Mr. Gerace – between 0% and 200% of his base salary, Ms. Bertsche and Mr. Vinecombe — between 0% and 170% of their base salaries, and Mr. Reynolds – between 0% and 120% of his base salary.

Performance objectives were established for each participant for the 2009 fiscal year. The total bonus will equal the sum of the amounts calculated for each performance objective and each performance objective will be weighted. The amount calculated for each performance objective will equal the product of the performance factor times the target bonus times the weight factor for each performance objective.

The performance factor for each performance objective will be between 50%, for achieving 85% of the applicable income goal (“Income Goal”) and 50% of the applicable sales goal (“Sales Goal”), and 200%, for achieving 115% of the Income Goal and 150% of the Sales Goal. If achievement is obtained between the 85% to 100% bracket or 100% to 115% bracket for the Income Goal or between the 50% to 100% bracket or 100% to 150% bracket for the Sales Goal, the performance factor will be prorated. Failure to achieve a minimum of 85% of the Income Goal or 50% of the Sales Goal will result in a performance factor of zero and therefore a bonus for that performance objective of zero.

The performance objectives for Mr. Gerace, Ms. Bertsche and Mr. Reynolds include goals related to Company operating income and sales growth. The performance goals for Mr. Vinecombe include goals related to International Business Unit operating income before certain general and administrative expenses, and sales growth.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 18, 2008, publicly announcing the action reported therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ James H. Reynolds
Name:	James H. Reynolds
Title:	Vice President, Corporate Controller and Chief Accounting Officer

Date:	August 19, 2008